UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2023
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LIVEVOX HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38825 (Commission File Number)	82-3447941 (I.R.S. Employer Identification Number)
655 Montgomery Street, Suite 1000 San Francisco, CA 94111
(Address of principal executive offices and zip code)
(415) 671-6000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LVOX	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50	LVOXW	The NASDAQ Stock Market LLC
Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	LVOXU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement
On March 31, 2023, LiveVox, Inc. (“Borrower”), a wholly-owned subsidiary of LiveVox Holdings, Inc. (the “Company”), entered into the Eighth Amendment to Credit Agreement (the “Eighth Amendment”), which amends that certain Credit Agreement dated as of November 7, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, the other loan parties party thereto, each lender party thereto and PNC Bank, National Association, as administrative agent for the lenders party thereto. The Eighth Amendment, among other changes, (i) resets the existing annual recurring revenue financial covenant beginning with the testing period ending March 31, 2023, and (ii) amends the interest rate provisions, including to replace the existing LIBOR benchmark interest rate with an adjusted SOFR benchmark interest rate. As amended, borrowings under the Credit Agreement will accrue interest at a per annum rate, at Borrower’s option, based on either (i) a base rate plus a margin of 4.00% or (ii) an adjusted term SOFR (based on one- or three-month interest periods) plus a margin of 5.00%.
The administrative agent and the other lenders have engaged in, and may in the future engage in, other commercial dealings in the ordinary course of business with the Company or its affiliates. The administrative agent and the other lenders have received, or may in the future receive, customary fees and commissions for such transactions.
The foregoing description of the Eighth Amendment does not purpose to be complete and is qualified in its entirety by the terms and conditions of the Eighth Amendment, a copy of which the Company will file with the Securities and Exchange Commission as an exhibit to a forthcoming periodic financial report and is hereby incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information related to the Eighth Amendment set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEVOX HOLDINGS, INC.

Date: April 4, 2023	By:	/s/ Gregg Clevenger
	Name:	Gregg Clevenger
	Title:	Executive Vice President and Chief Financial Officer